EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Frederic F. Brace Hill, Interim President and Chief Executive Officer of Midstates Petroleum Company, Inc. (the “Company” ), and Nelson M. Haight, Executive Vice President and Chief Financial Officer of the Company, certify that, to their knowledge:

(1)         the Quarterly Report on Form 10-Q of the Company for the period ending September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MIDSTATES PETROLEUM COMPANY, INC.

Dated: November 5, 2015	/s/ Frederic F. Brace
Frederic F. Brace
Interim President and Chief Executive Officer

Dated: November 5, 2015	/s/ Nelson M. Haight
Nelson M. Haight
Executive Vice President and Chief Financial Officer